Exhibit 99.2

Applied UV Announces Exercise of Over-Allotment Option

MOUNT VERNON, NY / ACCESSWIRE / September 1, 2020 / Applied UV, Inc. (NasdaqCM:AUVI) ("Applied UV" or the "Company"), an infection prevention technology company that applies the power of narrow-range ultra violet light ("UVC") to destroy pathogens safely, thoroughly, and automatically, today announced in connection with its previously announced initial public offering of its common stock, the exercise by Network 1 Financial Securities, Inc., the managing underwriter of its overallotment option to purchase an additional 150,000 shares of common stock at a price of $5.00 per share less the underwriting discount.

The Company's common stock began trading on the Nasdaq Capital Market on August 31, 2020, under the symbol "AUVI". The initial public offering is scheduled to close on September 2, 2020.

Network 1 Financial Securities, Inc. acted as the managing underwriter for the offering and Dawson James Securities, Inc. acted as co-underwriter.

The offering is being made by means of a prospectus. Copies of the final prospectus related to the offering may be obtained, when available, from Network 1 Financial Securities, Inc., 2 Bridge Avenue, Suite 241, Redbank, NJ 07701, or by e-mail at ktestaverde@netw1.com, or by telephone at 1-(800) 886-7007.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, any security in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Applied UV

Applied UV is focused on the development and acquisition of technology that address infection prevention in the healthcare, hospitality, commercial and residential markets. Our products utilize disinfection technology that applies the power of UVC to destroy pathogens safely, thoroughly, and automatically. The Company's SteriLumen technology was tested at an independent laboratory that found the SteriLumen mirror and drain to be greater than 97% and 99.99%, respectively, effective in killing the OC43 human coronavirus, a strain of human coronavirus that is genetically similar to SARS-CoV-2. According to the independent laboratory, it is expected that SARS-CoV-2, the virus that causes COVID-19 will be killed in a similar manner to OC43. The Company has two wholly owned subsidiaries; SteriLumen, Inc. ("SteriLumen") and Munn Works, LLC ("Munn Works"). SteriLumen develops disinfection devices and technology that combat health care acquired infections (HAIs). We formed a team to solve and patent a product and process to neutralize pathogens providing a compelling solution for the hospitality space and a solid path to entering the healthcare market. MunnWorks manufactures fine mirrors specifically for the hospitality industry. Our goal, at Munn Works, is to contribute to the creation of what our design industry clients seek: manufacturing extraordinary framed mirrors.

For more information about Applied UV, Inc., and its subsidiaries, please visit the following websites: https://www.applieduvinc.com/; https://sterilumen.com/; and, https://munnworks.com/.

Forward-Looking Statements

The information contained herein may contain "forward-looking statements." Forward-looking statements reflect the current view about future events. When used in this press release, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this press release relating to the view of management of Applied UV concerning its business strategy, future operating results and liquidity and capital resources outlook. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Applied UV Investor Relations

TraDigital IR

Kevin McGrath
+1-646-418-7002
kevin@tradigitalir.com

MJ Clyburn
+1-917-327-6847
clyburn@tradigitalir.com